                                                                     Exhibit 16

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.


At June 30, 1998, the yield for the Kentucky Tax-Free Income Series was 3.58% and was calculated as follows:

              YIELD=

                                2[ ((a-b/cd) +1)(to the power of 6) - 1 ]

              Where:    a =     Interest earned during the period. Interest
                                earned during the 30-day period ended was
                                $1,283,005.70

                        b =     Expenses accrued for the period:  $188,659.61

                        c =     The average daily number of
                                shares outstanding during the
                                period that were entitled to
                                receive dividends: 48,264,530.152

                        d =     The maximum offering price per
                                share on the last day of the
                                period, June 30, 1998: $7.65.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.


At June 30, 1998, the yield for the Kentucky Tax-Free Income Series was 5.04% and was calculated as follows:

                  YIELD=

                                      2[ ((a-b/cd) +1)(to the power of 6) - 1 ]

                  Where:      a =     Interest  earned during the period.
                                      Interest  earned during the 30-day
                                      period ended was $1,731,703.94

                              b =     Expenses accrued for the period:
                                      $195,867.98

                              c =     The average daily number of
                                      shares outstanding during the
                                      period that were entitled to
                                      receive dividends: 48,264,530.152

                              d =     The maximum offering price per
                                      share on the last day of the
                                      period, June 30, 1998: $7.65.

                                   EXHIBIT 16


The average annual total return for the Kentucky Tax-Free Income Series for the one-year period ended June 30, 1998, was 7.77% and was calculated as follows:


                                       P(1 + T)(to the power of n) = ERV

                  Where:       P =     a hypothetical initial payment of $1,000

                               T =     average annual total return

                               n =     number of years - 1

                               ERV =   The redeemable  value of the initial
                                       hypothetical  $1,000 payment made
                                       at the beginning of the one-year period:
                                       $1,077.68

The average annual total return for the Kentucky Tax-Free Income Series for the period July 1, 1993 to June 30, 1998, was 5.89% and for the period July 1, 1988 to June 30, 1998, was 7.93%. The average annual total return for each of these periods was calculated in a manner similar to that described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($7.47) equals initial number of shares (133.869 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 133.869 plus incremental number of shares of 7.004 equals 140.873 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (140.873 shares x $7.65 = $1,077.68)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the one-year period ending June 30, 1998 was as follows:


Payable              Total                                     Cumulative
Reinvestment         Quarterly        Reinvestment             Incremental
Date                 Dividend         Price                     Shares
----                 --------         -----                     ------

06/30/97                              7.47
09/30/97           .099959            7.59                     1.763
12/31/97           .09928392          7.68                     3.516
03/31/98           .09648269          7.64                     5.251
06/30/98           .09638141          7.65                     7.004


COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


June 30, 1998, the tax equivalent yield for the Kentucky Tax-Free Income Series was 4.97% (based on a tax rate of 28%) and was calculated as follows:

Tax Equivalent Yield =

                              [A/(1 - B)] + C

                  Where:      A =     The part of the series yield that is
                                      tax-exempt: 3.58%

                              B =     Stated tax rate:  28%

                              C = That part of the series yield that is not tax-exempt: 0.

7

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


June 30, 1998, the tax equivalent yield for the Kentucky Tax-Free Income Series was 7.00% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                              [A/(1 - B)] + C

                  Where:      A =     The part of the series yield that is
                                      tax-exempt: 5.04%

                              B =     Stated tax rate:  28%

                              C = That part of the series yield that is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.


At June 30, 1998, the yield for the Kentucky Tax-Free Short-to-Medium Series was 1.96% and was calculated as follows:

                YIELD =

                       2[ ((a-b/cd) +1)(to the power of 6) - 1 ]

                Where:     a =     Interest  earned during the period.
                                   Interest earned during the 30-day period ended was $119,502.83

                           b =     Expenses accrued for the period: $32,082.89

                           c =     The average daily number of
                                   shares outstanding during the
                                   period that were entitled to
                                   receive dividends: 10,185,563.415

                           d =     The maximum offering price per
                                   share on the last day of the
                                   period, June 30, 1998: $5.27

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.


At June 30, 1998, the yield for the Kentucky Tax-Free Short-to-Medium Series was 3.97% and was calculated as follows:


                  YIELD =

                         2[ ((a-b/cd) +1) (to the power of 6) - 1 ]

                  Where:      a =     Interest  earned during the period.
                                      Interest  earned during the 30-day
                                      period ended was $241,728.94

                              b =     Expenses accrued for the period:
                                      $65,398.63

                              c =     The average daily number of
                                      shares outstanding during the
                                      period that were entitled to
                                      receive dividends: 10,185,563.415

                              d =     The maximum offering price per
                                      share on the last day of the
                                      period, June 30, 1998: $5.27

                                   EXHIBIT 16


The average annual total return for the Kentucky Tax-Free Short-to-Medium Series for the one-year period ended June 30, 1998, was 5.12% and was calculated as follows:

                                      P(1 + T) (to the power of n) = ERV

                  Where:      P =     a hypothetical initial payment of $1,000

                              T =     average annual total return

                              n =     number of years - 1

                              ERV =   The redeemable  value of the initial
                                      hypothetical  $1,000 payment made at the
                                      beginning of the one-year period:
                                      $1051.19

The average annual total return for the Kentucky Tax-Free Short-to-Medium Series for the period July 1, 1993 to June 30, 1998, was 4.06% and for the period July 1, 1988 to June 30, 1998 was 5.36% The average annual total return for each of these periods was calculated in a manner similar to that described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($5.22) equals initial number of shares (191.571 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 191.571 plus incremental number of shares of 7.896 equals 199.467 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (199.467 shares x $5.27 = $1,051.19)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 1998 was as follows:

Payable            Total                                       Cumulative
Reinvestment       Quarterly        Reinvestment               Incremental
Date               Dividend         Price                      Shares
----               --------         -----                      ------

06/30/97                            5.22
07/31/97          .01807606         5.28                        .655842
08/31/97          .0181104          5.25                       1.318947
09/30/97          .01781503         5.27                       1.971004
10/31/97          .01834973         5.30                       2.641087
11/30/97          .01725681         5.29                       3.274637
12/31/97          .01810101         5.29                       3.941348
01/31/98          .01823855         5.31                       4.612885
02/28/98          .01617937         5.30                       5.211777
03/31/98          .0180598          5.28                       5.884856
04/30/98          .01760303         5.26                       6.545658
05/31/98          .01857765         5.28                       7.24273
06/30/98          .01731357         5.27                       7.895894


COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 1998, the tax equivalent yield for the Kentucky Tax-Free Short-to-Medium Series was 2.72% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                [A/(1 - B)] + C

                  Where:        A =     The part of the series yield that is
                                        tax-exempt:  1.96%

                                B =     Stated tax rate:  28%

                                C = That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 1998, the tax equivalent yield for the Kentucky Tax-Free Short-to-Medium Series was 5.51% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                [A/(1 - B)] + C

                  Where:        A =     The part of the series yield that is
                                        tax-exempt:  3.97%

                                B =     Stated tax rate:  28%

                                C = That part of the series yield that is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.


At June 30, 1998, the yield for the Tennessee Tax-Free Income Series was 4.13% and was calculated as follows:


                  YIELD =

                                     2[ ((a-b/cd) +1) (to the power of 6) - 1 ]

                  Where:    a =     Interest  earned during the period.
                                    Interest  earned during the 30-day
                                    period ended was $108,861.53

                            b =     Expenses accrued for the period:  $10,663.82

                            c =     The average daily number of
                                    shares outstanding during the
                                    period that were entitled to
                                    receive dividends: 2,623,655.870

                            d =     The maximum offering price per
                                    share on the last day of the
                                    period, June 30, 1998: $10.97.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.


At June 30, 1998, the yield for the Tennessee Tax-Free Income Series was 4.83% and was calculated as follows:


                  YIELD =

                                  2[ ((a-b/cd) +1) (to the power of 6) - 1 ]

                  Where:   a =     Interest earned during the period.  Interest
                                   earned during the 30-day period ended was
                                   $126,774.36

                           b =     Expenses accrued for the period:  $12,033.14

                           c =     The average daily number of
                                   shares outstanding during the
                                   period that were entitled to
                                   receive dividends: 2,623,655.870

                           d =     The maximum offering price per
                                   share on the last day of the
                                   period, June 30, 1998: $10.97.

                                   EXHIBIT 16


The average annual total return for the Tennessee Tax-Free Income Series for the one year period ended June 30, 1998, was 9.57% and was calculated as follows:


                                            P(1 + T)(to the power of n)  = ERV

                  Where:   P =      a hypothetical initial payment of $1,000

                                    T =     average annual total return

                                    n =     number of years - 1

                                    ERV =   The redeemable  value of the initial
                                            hypothetical  $1,000 payment made
                                            at the beginning of the one-year
                                            period:  $1,095.75

The average annualized total return for the Tennessee Tax-Free Income Series for the period December 15, 1993 to June 30, 1998, was 7.56% and was calculated in a manner similar to that described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.53) equals initial number of shares (94.967 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 94.967 plus incremental number of shares of 4.919 equals 99.886 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (99.886 shares x $10.97 = $1,095.75)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the one-year period ending June 30, 1998 was as follows:


Payable             Total                                       Cumulative
Reinvestment        Quarterly        Reinvestment               Incremental
Date                Dividend         Price                      Shares
----                --------         -----                      ------

06/30/97                             10.53
09/30/97           .137554           10.73                     1.217434
12/31/97           .136951           10.87                     2.52925
03/31/98           .133498           10.89                     3.724431
06/30/98           .132772           10.97                     4.918908

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 1998, the tax equivalent yield for the Tennessee Tax-Free Income Series was 5.74% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                               [A /(1 - B)] + C

                  Where:       A =     The part of the series yield that is
                                       tax-exempt: 4.13%

                               B =     Stated tax rate:  28%

                               C = That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1998, the tax equivalent yield for the Tennessee Tax-Free Income Series was 6.71% (based on a tax rate of 28%) and was calculated as follows:

Tax Equivalent Yield =

                               [A/(1 - B)] + C

                  Where:       A =     The part of the series yield that is
                                       tax-exempt: 4.83%

                               B =     Stated tax rate:  28%

                               C = That part of the series yield that is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.


At June 30, 1998, the yield for the Tennessee Tax-Free Short-to-Medium Series was 2.30% and was calculated as follows:


                  YIELD:

                                     2[ ((a-b/cd) +1)(to the power of 6) - 1 ]

                  Where:     a =     Interest earned during the period.
                                     Interest earned during the 30-day
                                     period ended was $9,108.88

                             b =     Expenses accrued for the period:
                                     $1,718.69

                             c =     The average daily number of
                                     shares outstanding during the
                                     period that were entitled to
                                     receive dividends: 370,514.475

                             d =     The maximum offering price per
                                     share on the last day of the
                                     period, June 30, 1998: $10.44.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.


At June 30, 1998, the yield for the Tennessee Tax-Free Short-to-Medium Series was 3.87% and was calculated as follows:


                  YIELD:

                                     2[ ((a-b/cd) +1)(to the power of 6) - 1 ]

                  Where:     a =     Interest  earned during the period.
                                     Interest  earned during the 30-day
                                     period ended was $16,949.40

                             b =     Expenses accrued for the period:  $4,579.27

                             c =     The average daily number of shares
                                     outstanding during the period that were
                                     entitled to receive dividends: 370,514.475

                             d = The maximum offering price per share on the last day of the period, June 30, 1998:
                                     $10.44.

                                   EXHIBIT 16


The average annual total return for the Tennessee Tax-Free Short-to-Medium Series for the one year period ended June 30, 1998, was 5.26% and was calculated as follows:


                                     P(1 + T)(to the power of n)  = ERV

                  Where:     P =     a hypothetical initial payment of $1,000

                             T =     average annual total return

                             n =     number of years - 1

                             ERV =   The redeemable  value of the initial
                                     hypothetical  $1,000 payment made at the
                                     beginning of the one-year period:  $1052.59

The average annualized total return for the Tennessee Tax-Free Short-to-Medium Series for the period November 1, 1994 to June 30, 1998 was 5.40% and was calculated in a manner similar to that described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.32) equals initial number of shares (96.899 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 96.899 plus incremental number of shares of 3.924 equals 100.823 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (100.823 shares x $10.44 = $1,052.59)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the one year period ending June 30, 1998 was as follows:


Payable             Total                                      Cumulative
Reinvestment        Quarterly        Reinvestment              Incremental
Date                Dividend         Price                     Shares
----                --------         -----                     ------

06/30/97                            10.32
07/31/97           .03567926        10.42                      .331794
08/31/97           .03445777        10.36                      .655188
09/30/97           .03324832        10.40                      .967065
10/31/97           .03559113        10.43                     1.301022
11/30/97           .03390709        10.43                     1.620263
12/31/97           .03539123        10.46                     1.953602
01/31/98           .03600432        10.47                     2.293538
02/28/98           .03313868        10.44                     2.608396
03/31/98           .03491736        10.43                     2.941526
04/30/98           .03369099        10.41                     3.264651
05/31/98           .03513889        10.45                     3.601459
06/30/98           .03348184        10.44                     3.923772

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 1998, the tax equivalent yield for the Tennessee Tax-Free Short-to-Medium Series was 3.19% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                              [A /(1 - B)] + C

                  Where:      A =     The part of the series yield that is
                                      tax-exempt: 2.30%

                              B =     Stated tax rate:  28%

                              C = That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 1998, the tax equivalent yield for the Tennessee Tax-Free Short-to-Medium Series was 5.38% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                [A/(1 - B)] + C

                  Where:        A =     The part of the series yield that is
                                        tax-exempt: 3.87%

                                B =     Stated tax rate:  28%

                                C = That part of the series yield that is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.


At June 30, 1998, the yield for the Intermediate Government Bond Series was 4.58% and was calculated as follows:


                  YIELD =

                                     2[ ((a-b/cd) +1)( to the power of 6) - 1 ]

                  Where:     a =     Interest  earned during the period.
                                     Interest  earned during the 30-day
                                     period ended was $40,122.04

                             b =     Expenses accrued for the period: $3,902.42

                             c =     The average daily number of shares
                                     outstanding during the period that were
                                     entitled to receive dividends: 945,062.267

                             d = The maximum offering price per share on the last day of the period, June 30, 1998:
                                     $10.14

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.


At June 30, 1998, the yield for the Intermediate Government Bond Series was 6.50% and was calculated as follows:

                  YIELD =

                                     2[ ((a-b/cd) +1)(to the power of 6) - 1 ]

                  Where:     a =     Interest  earned during the period.
                                     Interest  earned during the 30-day
                                     period ended was $55,493.87

                             b =     Expenses accrued for the period: $4,273.19

                             c =     The average daily number of shares
                                     outstanding during the period that were
                                     entitled to receive dividends:945,062.267

                             d = The maximum offering price per share on the last day of the period, June 30, 1998:
                                     $10.14

                                   EXHIBIT 16


The average annual total return for the Intermediate Government Bond Series for the one-year period ended June 30, 1998, was 9.47% and was calculated as follows:


                                     P(1 + T) (to the power of n) = ERV

                  Where:     P =     a hypothetical initial payment of $1,000

                             T =     average annual total return

                             n =     number of years - 1

                             ERV =   The redeemable value of the initial
                                     hypothetical $1,000 payment made at the
                                     beginning of the one-year period:
                                     $1,094.66.

The average annual total return for the Intermediate Government Bond Series for the period July 1, 1993 to June 30, 1998 was 6.07% and for the period July 14, 1992 to June 30, 1998 was 7.14%. The average annual total return for each of these periods were calculated in a manner similar to described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($9.89) equals initial number of shares (101.112 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 101.112 plus incremental number of shares of 6.843 equals 107.955 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (107.955 shares x $10.14 = $1,094.66)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 1998 was as follows:


Payable                    Total                                  Cumulative
Reinvestment               Quarterly        Reinvestment          Incremental
Date                       Dividend         Price                 Shares
----                       --------         -----                 ------

06/30/97                                     9.89
07/31/97           .05755641                10.11                   .575634
08/31/97           .05716784                 9.94                  1.16047
09/30/97           .0548907                 10.02                  1.720732
10/31/97           .05587149                10.11                  2.289024
11/30/97           .05402797                10.07                  2.843796
12/31/97           .05651914                10.13                  3.423807
01/31/98           .0566257                 10.22                  4.003007
02/28/98           .0508987                 10.15                  4.530123
03/31/98           .05610303                10.12                  5.115781
04/30/98           .05399516                10.12                  5.682559
05/31/98           .05565177                10.14                  6.268686
06/30/98           .05420128                10.14                  6.842668

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 1998, the tax equivalent yield for the Intermediate Government Bond Series was 4.58% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                    [A/(1 - B)] + C

                  Where:   A =      The part of the series yield that is
                                    tax-exempt:  0%

                           B =      Stated tax rate:  28%

                           C = That part of the series yield that is not tax-exempt: 100%.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 1998, the tax equivalent yield for the Intermediate Government Bond Series was 6.50% (based on a tax rate of 28%) and was calculated as follows:



Tax Equivalent Yield =

                                   [A/(1 - B)] + C

                  Where:   A =     The part of the series yield that is
                                   tax-exempt:  0%

                           B =     Stated tax rate:  28%

                           C = That part of the series yield that is not tax-exempt: 100%.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.


At June 30, 1998, the yield for the North Carolina Tax-Free Income Series was 4.31% and was calculated as follows:


                  YIELD:

                                   2[ ((a-b/cd) +1)(to the power of 6) - 1 ]

                  Where:    a =     Interest  earned during the period.
                                    Interest  earned during the 30-day
                                    period ended was $37,927.92

                            b =     Expenses accrued for the period:  $3,060.24

                            c =     The average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends: 904,524.004

                            d = The maximum offering price per share on the last day of the period, June 30, 1998:
                                    $10.82.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.


At June 30, 1998, the yield for the North Carolina Tax-Free Income Series was 4.77% and was calculated as follows:


                  YIELD:

                                  2[ ((a-b/cd) +1)(to the power of 6) - 1 ]

                  Where:   a =     Interest  earned during the period.  Interest
                                   earned during the 30-day period ended was
                                   $41,781.37

                           b =     Expenses accrued for the period:  $3,223.67

                           c =     The average daily number of shares
                                   outstanding during the period that were
                                   entitled to receive dividends: 904,524.004

                           d = The maximum offering price per share on the last day of the period, June 30, 1998:
                                   $10.82.

                                   EXHIBIT 16


The average annual total return for the North Carolina Tax-Free Income Series for the one-year period ended June 30, 1998, was 9.98% and was calculated as follows:


                                       P(1 + T)(to the power of n) = ERV

                  Where:       P =     a hypothetical initial payment of $1,000

                               T =     average annual total return

                               n =     number of years - 1

                               ERV =   The redeemable  value of the initial
                                       hypothetical  $1,000 payment made at the
                                       beginning of the one-year period:
                                       $1,099.83

The average annual total return for the North Carolina Tax-Free Income Series for the period November 16, 1995 to June 30, 1998 was 8.43%. The average annual total return for this period was calculated in a manner similar to described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.33) equals initial number of shares (96.805 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 96.805 plus incremental number of shares of 4.843 equals 101.648 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (101.648 shares x $10.82 = $1,099.83)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 1998 was as follows:


Payable            Total                                    Cumulative
Reinvestment       Quarterly        Reinvestment            Incremental
Date               Dividend         Price                   Shares
----               --------         -----                   ------

06/30/97                            10.33
09/30/97           .13519           10.54                   1.24166
12/31/97           .133066          10.73                   2.457569
03/31/98           .12865           10.77                   3.643284
06/30/98           .129183          10.82                   4.842568

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 1998, the tax equivalent yield for the North Carolina Tax-Free Income Series was 5.99% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                 [A/(1 - B) ] + C

                  Where:         A =     The part of the series yield that is
                                         tax-exempt: 4.31

                                 B =     Stated tax rate:  28%

                                 C = That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 1998, the tax equivalent yield for the North Carolina Tax-Free Income Series was 6.63% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                               [A/(1 - B) ] + C

                  Where:       A =     The part of the series yield that is
                                       tax-exempt:  4.77%

                               B =     Stated tax rate:  28%

                               C = That part of the series yield that is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.


At June 30, 1998, the yield for the North Carolina Tax-Free Short-to-Medium Series was 2.68% and was calculated as follows:


                  YIELD:

                                     2[ ((a-b/cd) +1)(to the power of 6) - 1 ]

                  Where:      a =     Interest  earned during the period.
                                      Interest  earned during the 30-day
                                      period ended was $5,590.27

                              b =     Expenses accrued for the period:  $767.35

                              c =     The average daily number of shares
                                      outstanding during the period that were
                                      entitled to receive dividends: 212,195.080

                              d = The maximum offering price per share on the last day of the period, June 30, 1998:
                                      $10.24.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.


At June 30, 1998, the yield for the North Carolina Tax-Free Short-to-Medium Series was 3.86% and was calculated as follows:


                  YIELD:

                                     2[ ((a-b/cd) +1)(to the power of 6) - 1 ]

                  Where:      a =     Interest  earned during the period.
                                      Interest  earned during the 30-day
                                      period ended was $9,162.40

                              b =     Expenses accrued for the period:
                                      $2,227.79

                              c =     The average daily number of shares
                                      outstanding during the period that were
                                      entitled to receive dividends:
                                      212,195.080

                              d = The maximum offering price per share on the last day of the period, June 30, 1998: $10.24.

                                   EXHIBIT 16


The average annual total return for the North Carolina Short-to-Medium Series for the one-year period ended June 30, 1998, was 5.20% and was calculated as follows:


                                       P(1 + T)(to the power of n) = ERV

                  Where:       P =     a hypothetical initial payment of $1,000

                               T =     average annual total return

                               n =     number of years - 1

                               ERV =   The redeemable  value of the initial
                                       hypothetical  $1,000 payment made at the
                                       beginning of the one-year period:
                                       $1,051.98


The average annual total return for the North Carolina Short-to-Medium Series for the period November 16, 1995 to June 30, 1998 was 4.98%. The average annual total return for this period was calculated in a manner similar to described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.12) equals initial number of shares (98.814 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 98.814 plus incremental number of shares of 3.918 equals 102.732 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (102.732 shares x $10.24 = $1,051.98)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 1998 was as follows:


Payable             Total                                        Cumulative
Reinvestment        Quarterly       Reinvestment                 Incremental
Date                Dividend        Price                        Shares
----                --------        -----                        ------

06/30/97                            10.12
07/31/97           .034888          10.22                       .337318
08/31/97           .034897          10.14                       .678552
09/30/97           .032324          10.17                       .994776
10/31/97           .033899          10.20                      1.326482
11/30/97           .031718          10.21                      1.637571
12/31/97           .034051          10.21                      1.972588
01/31/98           .033498          10.23                      2.302609
02/28/98           .029551          10.21                      2.595277
03/31/98           .034389          10.20                      2.937172
04/30/98           .032625          10.17                      3.263587
05/31/98           .032804          10.22                      3.59124
06/30/98           .032682          10.24                      3.918081

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 1998, the tax equivalent yield for the North Carolina Tax-Free Short-to-Medium Series was 3.72% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                [A/(1 - B) ] + C

                  Where:        A =     The part of the series yield that is
                                        tax-exempt: 2.68%

                                B =     Stated tax rate:  28%

                                C = That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 1998, the tax equivalent yield for the North Carolina Tax-Free Short-to-Medium Series was 5.36% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                 [A/(1 - B) ] + C

                  Where:         A =     The part of the series yield that is
                                         tax-exempt: 3.86%

                                 B =     Stated tax rate:  28%

                                 C = That part of the series yield that is not tax-exempt: 0.